UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21149

T. Rowe Price Retirement Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2014

Item 1. Report to Shareholders

Retirement 2010 Fund	November 30, 2014

The views and opinions in this report were current as of November 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global markets turned in mixed results over the past six months, with U.S. equities generating solid gains amid steady labor market gains, favorable corporate earnings, and supportive monetary policies from global central banks. Emerging markets stocks lagged domestic shares as U.S. economic improvement and the expectation of higher U.S. interest rates reduced the appeal of higher-risk assets, while developed non-U.S. markets posted steeper losses. U.S. investment-grade bonds produced good returns as long-term interest rates fell and bond prices rose, but high yield bonds declined due largely to the steep drop in oil prices. Debt in non-U.S. developed and emerging markets also fell for the period. Many non-U.S. securities gained in local currency terms, but a stronger U.S. dollar versus most other currencies significantly eroded returns for U.S.-based investors.

RETIREMENT FUND NEWS

We are pleased to announce that T. Rowe Price launched the Retirement 2060 Fund on June 23, 2014. The fund is the newest investment option in our suite of Retirement Funds and is intended for investors born in 1993. Like our other Retirement Funds, the 2060 Fund will gradually shift its investment allocation up to and through its stated retirement date. (For more information on the funds’ investment approach, see “Your Retirement Funds at Work” on the following page.)

In addition, we changed the name of the T. Rowe Price Retirement Income Fund to the T. Rowe Price Retirement Balanced Fund, effective December 29, 2014. It is important to note that this change only affects the name of the fund, and there will be no change to how the fund is managed. Within the broader target date industry, the name “Retirement Income” has evolved to represent more than a static allocation portfolio. As a result, we believe the change will better align the portfolio’s name with its stated investment objective and lessen confusion with the other target date products managed to a glide path.

Your Retirement Funds at Work

The T. Rowe Price Retirement Funds offer a professionally managed, age-appropriate balance of stocks and bonds, with an investment mix that shifts automatically over time to maintain this balance up to and through retirement. Our Retirement Funds seek the highest total return over time consistent with an emphasis on both capital appreciation and income generation by investing in a broadly diversified portfolio of professionally managed stock and bond mutual funds.

Weighted %
100
80
60
40
20
0
Bonds
Stocks
40+
35
30
25
20
15
10
5
Retirement
(Assumes Age 65)
5
10
15
20
25
30
35
40+
Years to Retirement
Years Past Retirement

The Retirement Glide Path

Our suite of Retirement Funds (except the Retirement Balanced Fund, formerly known as the Retirement Income Fund) features an asset allocation glide path that automatically adjusts each fund's investment mix over time, reducing exposure to stocks and increasing exposure to bonds as the target date approaches and then continuing to adjust the investment mix 30 years into retirement. This glide-path approach seeks asset growth and accumulation prior to retirement, while maintaining an asset base to help support income during a potentially lengthy retirement. To address risks posed by inflation and longer life spans, the strategy utilizes a modestly higher equity allocation than the industry average, typically around 55% at the expected retirement date. Each fund reaches its most conservative planned allocation 30 years after its stated retirement year. At this point, the allocation to stocks remains fixed at 20%, with the remainder in bonds. This approach may be appropriate for investors who are willing to accept the risk of increased market volatility in exchange for the heightened growth potential that stocks provide. For those who prefer a static asset allocation strategy, the Retirement Balanced Fund maintains a consistent neutral mix of 60% bonds and 40% stocks.

Asset Allocations

The strategic allocations reflected in the Retirement Funds' glide path are referred to as "neutral" allocations and can be found in the glossary following this letter. Periodically, T. Rowe Price's Asset Allocation Committee, which includes some of the firm's most senior investment professionals, makes modest tactical changes to the neutral allocations based on its assessment of global economic and market conditions, resulting in "target" allocations. The actual allocations may differ from the target allocations due to market conditions, the trading environment, and other factors. Target and actual allocations for each fund appear on pages 20-32 of this report.

MARKET ENVIRONMENT

The U.S. economy continued to recover over the past six months, showing strong resilience in the face of slowing growth across much of Europe and Asia. U.S. gross domestic product (GDP) grew at an annualized rate of 4.6% in the second quarter and 3.9% in the third quarter, with the combined periods marking the strongest consecutive quarters of economic growth since 2003. A firming labor market reflected the improving economy. Employers added 321,000 jobs in November, the best monthly gain in nearly three years, and the unemployment rate declined to 5.8% in November from 6.1% at the start of our fiscal year in June. Meanwhile, inflation expectations have stayed tame, aided by the recent plunge in oil prices and signs of slowing economic growth in Europe, Japan, and China. The Federal Reserve ended its monthly purchases of Treasuries and agency mortgage-backed securities (MBS) in October. With the end of the Fed’s quantitative easing program, investors have shifted their attention to the timing and pace of the Fed’s prospective interest rate hikes, now expected to begin in mid-2015.

U.S. equities produced good returns in the six months ended November 30, 2014, supported by an improved labor market, solid corporate earnings growth, and expanded monetary and other economic stimulus measures in key overseas markets. As measured by various Russell indexes, growth stocks outperformed value across all market capitalizations. Stocks in non-U.S. developed markets declined overall in U.S. dollar terms, but performance varied between regions. Asian markets held up best thanks to healthy gains in Hong Kong and modestly positive results in Japan, with the latter benefiting from the postponement of a proposed tax increase and a further round of monetary stimulus announced by the Bank of Japan at the end of October. Most European markets declined as eurozone economies struggled amid low inflation and high unemployment, and currency weakness significantly reduced returns to U.S. investors in dollar terms. Emerging markets stocks edged slightly lower in aggregate over the last six months but managed to outperform non-U.S. developed markets. Developing markets in Asia generated good gains, but emerging Europe and Latin America declined.

U.S. bonds were mostly positive over the six-month reporting period. Long-term Treasuries produced strong results as investors bought U.S. government debt. Yields declined—despite reduced Fed purchases—due to faltering growth around the world and relatively attractive yields versus sovereign debt in other developed countries. Investment-grade corporate bonds lagged Treasuries amid heavy new issuance. High yield bonds declined due to market outflows and weakness in the energy sector, which accounts for a large portion of the high yield market. Government and corporate debt in the eurozone performed strongly in local currency terms, but the marked strengthening in the U.S. dollar toward the end of the reporting period dragged returns for U.S. investors into negative territory. Rates on Japanese government debt remained low, and the dollar gained significant ground against the yen during the reporting period. Emerging markets bonds denominated in U.S. dollars generated a slight overall gain, but results varied by country. Brazil’s sovereign debt dropped after incumbent Dilma Rousseff defeated a more market-friendly candidate in Brazil’s presidential election, while Turkish government debt gained as a rapid drop in oil prices benefited the country’s finances.

The U.S. dollar has appreciated considerably against most developed and emerging markets currencies since mid-2014, eating into returns for U.S.-based investors in non-U.S. dollar assets. The dollar’s recent appreciation reflects the improving U.S. economic conditions compared with other major markets, including Europe and Japan, and expectations for rising U.S. interest rates. The dollar is also historically perceived as a “safe haven” currency amid geopolitical turmoil. When the U.S. dollar appreciates, imported goods can be purchased with fewer dollars, and U.S. exports become more expensive for foreign buyers. All other things being equal, a strengthening dollar hurts the performance of nondollar investments for U.S. investors, while a falling dollar is additive to performance. Investors should keep in mind that currency trends are unpredictable and should not be a primary factor when making long-term investment decisions.

PORTFOLIO REVIEW AND POSITIONING

The Retirement Funds generated moderate gains in the six months ended November 30, 2014. Each of the funds outpaced its respective Lipper peer group average, but all trailed their combined index portfolios. Diversifying allocations to sectors and asset classes not included in the funds’ combined index portfolio benchmarks weighed on results and were the largest factors in the funds’ relative underperformance. Non-benchmark exposure to high yield bonds and non-U.S. developed markets debt hurt results versus the combined index portfolio, but our exposure to real assets equities was the most notable detractor.

Security selection in the funds’ underlying portfolios generally benefited results versus their combined index portfolios. Our emerging markets stocks and growth stocks in non-U.S. developed markets outpaced their respective underlying benchmarks, as did our portfolio of U.S. large-cap growth stocks. Our U.S. value stocks in the large-, mid-, and small-cap arenas lagged their underlying benchmarks and weighed on results. Security selection in the funds’ fixed income portfolios tended to be neutral or slightly negative for relative performance.

Tactical decisions to overweight or underweight asset classes helped results modestly. We reduced our exposure to stocks relative to bonds, moving from an overweight to a neutral position. Stocks are broadly priced at levels at or above historical averages across multiple measures, and at current valuations, the risk/return profile for equities now appears more evenly balanced. We expect modest returns from bonds as the current low-yield environment remains a headwind as interest rates normalize. Despite the end of quantitative easing and expectations for rate hikes in the U.S., global monetary policies remain broadly accommodative, which should mitigate downside risk for bonds. Underweight allocations to real assets and small-cap equities helped results, while an overweight to non-U.S. stocks detracted from the funds’ relative performance.

Stock Performance
The funds’ broader equity portfolio generated decent absolute gains for the reporting period. Not surprisingly, our domestic equities posted the largest gains in a period where the U.S. market significantly outpaced overseas developed and emerging markets in U.S. dollar terms. Growth stocks led the way among U.S. shares across all market capitalization ranges. The funds’ allocation to non-U.S. stocks weighed on performance. Our emerging markets stock portfolio managed a modest gain in U.S. dollars, but this was more than offset by declines in our international developed markets stock portfolios, where value stocks posted the largest declines. Our portfolio of real assets stocks declined sharply for the period as commodity and energy prices plummeted.

Stock Positioning
In the U.S., we favor growth stocks over value stocks. A slow-growth economy often benefits growth stocks more than value as growth companies tend to rely less on a strong economy to increase corporate earnings. However, steady improvement in the U.S. recovery has tempered our view somewhat, and we reduced the size of our overweight as a result. Outside the U.S., we prefer value stocks, which should benefit from favorable valuations. We are mindful, however, of moderating economic growth in Europe and Japan in recent months, which, if continued, could be less favorable for value stocks. Valuations for domestic large-cap stocks appear more attractive than small-caps. U.S. small-caps have cooled recently but are still richly priced after a prolonged period of outperformance.

We are overweight non-U.S. equities versus domestic stocks as valuations appear modestly more attractive overseas. The U.S. economic recovery is further advanced than many non-U.S. economies, which is largely priced into valuations for U.S. stocks. Non-U.S. stocks could benefit from an uptick in growth in overseas economies, but we remain somewhat cautious given recent weakness in Europe and Japan. While supportive of growth, ongoing monetary stimulus measures in Europe and Japan could pressure their currencies lower relative to the U.S. dollar and weigh on returns for U.S. investors. We prefer emerging markets stocks over developed markets. Near-term risks in emerging markets include further economic slowing in key countries and the potential for higher interest rates and volatility resulting from the normalization of the Fed’s rate policy. Weakness in energy and commodity prices could contribute to further divergence across emerging economies, hurting commodity exporters and benefiting consumer-driven and service-oriented economies that tend to import commodities. Over the long term, we like the prospects for emerging markets versus developed markets given the potential for stronger economic growth and healthier fiscal positions in select developing countries.

We are underweight real assets stocks versus global equities as the prospects for subdued global economic growth may weigh on energy and materials prices. Real interest rates (nominal interest rates minus inflation) remain low, but a rising rate environment has historically been less favorable for real assets-related equities. Greater global production capacity and new drilling technologies have increased energy supplies and weighed on prices, while commodities demand growth should remain subdued as China’s economy pivots from industrial production and exports toward domestic consumption. Although gradual economic improvement in the U.S. supports real estate fundamentals, current valuations appear rich, and the sector is susceptible to shifting interest rates. Over the long term, we believe that exposure to real assets equities should enhance the funds’ diversification and position them to perform well under a variety of market conditions, particularly in periods of rising inflation.

Bond Performance
Overall, our fixed income portfolio was slightly positive for the period, led by modest gains in our U.S. investment-grade debt. Other fixed income sectors weighed on the funds’ absolute returns. Our allocations to high yield debt, inflation focused bonds and short-term bonds, and emerging markets debt posted moderate losses, while our non-U.S. developed markets debt posted a steeper decline, due largely to the strength of the U.S. dollar versus other currencies.

Bond Positioning
We prefer high yield bonds relative to U.S. investment-grade debt but recently pared our position as persistent investor demand for yield contributed to better liquidity and favorable prices. Additionally, we are keeping an eye on weakness in energy- and commodity-related issuers, which represent a significant portion of the high yield market, in light of declining energy prices. Although the covenant terms in recent high yield issues have been less favorable, high yield debt remains attractive relative to other fixed income sectors in this low-yield environment, particularly in light of our expectations for gradual economic improvement in the U.S. Many high yield issuers have improved their financial condition significantly since the 2008 global financial crisis, taking advantage of low interest rates to refinance debt and extend maturities. The tendency for high yield debt to be less sensitive to changes in interest rates is also appealing given that interest rates are generally near historical lows and are likely to rise. Continued strength in merger and acquisition activity could benefit select high yield issuers.

We reduced our exposure in emerging markets relative to U.S. investment-grade debt and moved to a neutral position. Low U.S. interest rates and market-friendly results in many key elections have benefited emerging markets bonds, but muted economic growth and the impending start of the Fed’s interest rate policy normalization pose near-term risks. In addition, we are selective in the emerging markets credits that we own due in part to the considerable disparity in the strength of various emerging economies. Those countries with significant current account deficits are most vulnerable, and lower commodity prices could pressure the fiscal accounts of commodity-exporting countries even further. We favor U.S. investment-grade debt over non-U.S. dollar-denominated debt. The U.S. dollar should continue to benefit from improving economic growth and the potential for higher interest rates as the Fed contemplates the timing and pace of interest rate hikes, now expected to begin in mid-2015. Further efforts by the European Central Bank and the Bank of Japan to stimulate growth and inflation could weaken their currencies even more relative to the U.S. dollar.

PERFORMANCE COMPARISON

The Performance Comparison tables show the returns for each fund versus its combined index portfolio, which is composed of several indexes representing the underlying asset classes in which the funds invest. The tables also show the average returns for each fund’s respective Lipper target date category, providing a tool to measure the performance of our funds against those with similar objectives. We also compare the funds’ performance against the S&P Target Date Indexes in the Growth of $10,000 graphs following this letter.

Please note that returns for each fund’s Advisor and R Class shares may differ slightly due to their different fee structures.

OUTLOOK

We expect modest global economic growth over the next several quarters. Diminishing fiscal headwinds, increased state and local government spending, improving private sector demand, and moderate job growth should support gradual improvements in U.S. economic activity. U.S. Federal Reserve policy remains accommodative despite the end of its quantitative easing program in October, with balance sheet assets in excess of $4 trillion and interest rate hikes not expected until mid-2015. Inflation remains below the Fed’s 2% target, helped by lower energy costs. Healthy corporate balance sheets and cash flows offer flexibility to increase hiring and capital expenditures, enhance merger and acquisition activity, and return capital to shareholders through dividends and share buybacks. Revenue growth in the low- to mid-single digits is consistent with modest economic growth, and earnings growth expectations have trended lower toward the mid-single digits over recent months. A stronger U.S. dollar and lower energy prices are beneficial for U.S. consumers but represent a headwind to corporate earnings in manufacturing and export-oriented sectors.

In contrast, European and Japanese growth momentum has faded. Europe’s economy softened over recent months as concerns over deflation and the effects of Russian sanctions on growth were added to longstanding issues with burdensome debt loads and high unemployment. The European Central Bank is employing more aggressive stimulus measures, with expectations that it could initiate full-scale quantitative easing that involves purchase of eurozone sovereign debt. Japan’s economy slipped back into recession in the third quarter following the impact of a sales tax increase in the spring of 2014. The Bank of Japan has dramatically increased its bond purchase targets, and the government called for (and subsequently won) new elections to garner support for ongoing stimulus and structural reforms.

Among emerging markets, slowing growth in China, Brazil, and other economies is weighing on global trade. But there is a broad divergence of fiscal conditions between countries, with some economies showing modest improvements as currencies have weakened and current accounts have improved. China’s leadership is working hard to keep annualized GDP growth near its 7.5% target, with the People’s Bank of China cutting interest rates for the first time in two years to help stabilize declining growth and a weak housing market. Overall, however, emerging markets economic growth rates still outpace those of developed markets and have greater long-term potential.

Key risks to global markets include the effectiveness of global monetary policy actions to support growth and rising geopolitical tensions in some regions of the world. However, we believe that highly diversified portfolios and a careful focus on fundamental research can enhance our ability to identify investment opportunities on behalf of our shareholders.

Respectfully submitted,

Jerome A. Clark

Portfolio manager and chairman of the funds’ Investment Advisory Committee

December 18, 2014

RISKS OF INVESTING

The Retirement Funds’ investment in many underlying funds means that they will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index: An unmanaged index composed of U.S. Treasury inflation protected securities with maturities between one year and five years.

Combined Index Portfolios: Unmanaged blended index portfolios created as custom benchmarks for each of the Retirement Funds. As of November 30, 2014, the Combined Index Portfolios were composed of the following indexes:

●	Retirement Balanced Fund: 28.00% Russell 3000 Index, 30.00% Barclays U.S. Aggregate Bond Index, 30.00% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 12.00% MSCI All Country World Index ex USA.

●	Retirement 2005 Fund: 28.71% Russell 3000 Index, 42.00% Barclays U.S. Aggregate Bond Index, 17.00% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 12.29% MSCI All Country World Index ex USA.

●	Retirement 2010 Fund: 32.91% Russell 3000 Index, 38.50% Barclays U.S. Aggregate Bond Index, 14.50% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 14.09% MSCI All Country World Index ex USA.

●	Retirement 2015 Fund: 39.55% Russell 3000 Index, 34.50% Barclays U.S. Aggregate Bond Index, 9.00% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 16.95% MSCI All Country World Index ex USA.

●	Retirement 2020 Fund: 45.85% Russell 3000 Index, 29.00% Barclays U.S. Aggregate Bond Index, 5.50% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 19.65% MSCI All Country World Index ex USA.

●	Retirement 2025 Fund: 51.45% Russell 3000 Index, 24.00% Barclays U.S. Aggregate Bond Index, 2.50% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 22.05% MSCI All Country World Index ex USA.

●	Retirement 2030 Fund: 56.00% Russell 3000 Index, 19.50% Barclays U.S. Aggregate Bond Index, 0.50% Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index, and 24.00% MSCI All Country World Index ex USA.

●	Retirement 2035 Fund: 59.85% Russell 3000 Index, 14.50% Barclays U.S. Aggregate Bond Index, and 25.65% MSCI All Country World Index ex USA.

●	Retirement 2040, 2045, 2050, 2055, and 2060 Funds: 63.00% Russell 3000 Index, 10.00% Barclays U.S. Aggregate Bond Index, and 27.00% MSCI All Country World Index ex USA.

Credit Suisse High Yield Index: An unmanaged index designed to track the U.S. dollar-denominated high yield bond market.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI All Country World Index ex USA: An unmanaged index that measures equity market performance of developed and emerging countries, excluding the United States.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging markets countries that only includes securities that may be traded by foreign investors.

Neutral allocations: The asset allocations reflected in the Retirement Funds’ glide path are referred to as “neutral” allocations. As of November 30, 2014, the funds’ neutral allocations were as follows:

●	Retirement Balanced Fund: 40% stocks and 60% bonds.

●	Retirement 2005 Fund: 41.0% stocks and 59.0% bonds versus 41.5% and 58.5%, respectively, on May 31, 2014.

●	Retirement 2010 Fund: 47.0% stocks and 53.0% bonds versus 48.0% and 52.0%, respectively, on May 31, 2014.

●	Retirement 2015 Fund: 56.5% stocks and 43.5% bonds versus 57.5% and 42.5%, respectively, May 31, 2014.

●	Retirement 2020 Fund: 65.5% stocks and 34.5% bonds versus 66.0% and 34.0%, respectively, May 31, 2014.

●	Retirement 2025 Fund: 73.5% stocks and 26.5% bonds versus 74.0% and 26.0%, respectively, on May 31, 2014.

●	Retirement 2030 Fund: 80.0% stocks and 20.0% bonds versus 81.0% and 19.0%, respectively, on May 31, 2014.

●	Retirement 2035 Fund: 85.5% stocks and 14.5% bonds versus 86.0% and 14.0%, respectively, on May 31, 2014.

●	Retirement 2040, 2045, 2050, and 2055 Funds: 90.0% stocks and 10.0% bonds, unchanged from May 31, 2014. These funds follow similar investment paths for several years before their asset allocations begin to diverge.

●	Retirement 2060 Fund: 90.0% stocks and 10.0% bonds, unchanged from the fund’s inception on June 23, 2014. This fund follows an investment path similar to the Retirement 2040, 2045, 2050, and 2055 Funds for several years before its asset allocation begins to diverge.

Russell 1000 Index: An index that tracks the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P Target Date Indexes: A series of unmanaged indexes composed of different allocations to stocks, bonds, and short-term investments that reflect reductions in potential risk over time.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments (1)

(Cost and value in $000s)

	Percent of Net Assets	Shares	$ Value
BOND MUTUAL FUNDS 51.7%			
T. Rowe Price New Income Fund	26.9%	180,922,052	1,738,661
T. Rowe Price Inflation Focused Bond Fund	14.6	187,148,846	946,973
T. Rowe Price High Yield Fund	3.9	36,357,569	254,867
T. Rowe Price Emerging Markets Bond Fund	3.8	19,149,805	242,436
T. Rowe Price International Bond Fund	2.5	18,009,670	164,068
Total Bond Mutual Funds (Cost $3,267,557)			3,347,005
EQUITY MUTUAL FUNDS 48.0%			
T. Rowe Price Equity Index 500 Fund	26.5	30,714,384	1,716,320
T. Rowe Price International Growth & Income Fund	4.2	17,766,732	271,831
T. Rowe Price Overseas Stock Fund	3.9	24,842,301	249,417
T. Rowe Price International Stock Fund	3.6	13,795,759	231,907
T. Rowe Price Emerging Markets Stock Fund	2.4	4,525,314	156,395
T. Rowe Price Real Assets Fund	1.8	10,443,292	116,234
T. Rowe Price Mid-Cap Value Fund	1.8	3,460,138	113,769
T. Rowe Price Mid-Cap Growth Fund (2)	1.7	1,349,944	110,506
T. Rowe Price Small-Cap Stock Fund (2)	0.8	1,096,745	50,944
T. Rowe Price Small-Cap Value Fund	0.7	960,173	47,346
T. Rowe Price New Horizons Fund (2)	0.6	844,530	40,951
Total Equity Mutual Funds (Cost $1,948,684)			3,105,620
SHORT-TERM INVESTMENTS 0.3%			
T. Rowe Price Summit Cash Reserves Fund, 0.01% (3)	0.3	18,467,568	18,468
Total Short-Term Investments (Cost $18,468)			18,468
Total Investments in Securities 100.0% of Net Assets (Cost $ 5,234,709)			**$ 6,471,093**

(1) Affiliated Companies
(2) Non-income producing
(3) Seven-day yield

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 11/30/14	Year Ended 5/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 51,281	$ 110,622
Net realized gain	54,094	264,769
Change in net unrealized gain / loss	15,441	237,623
Increase in net assets from operations	120,816	613,014
Distributions to shareholders		
Net investment income		
Investor Class	–	(89,174)
Advisor Class	–	(13,169)
R Class	–	(6,493)
Net realized gain		
Investor Class	–	(75,658)
Advisor Class	–	(12,291)
R Class	–	(7,272)
Decrease in net assets from distributions	–	(204,057)
Capital share transactions*		
Shares sold		
Investor Class	523,256	1,091,770
Advisor Class	109,372	231,446
R Class	63,849	122,723
Distributions reinvested		
Investor Class	–	162,846
Advisor Class	–	25,155
R Class	–	13,761
Shares redeemed		
Investor Class	(532,253)	(1,199,901)
Advisor Class	(171,797)	(263,230)
R Class	(77,097)	(162,368)
Increase (decrease) in net assets from capital share transactions	(84,670)	22,202
Net Assets		
Increase during period	36,146	431,159
Beginning of period	6,434,648	6,003,489
End of period	**$ 6,470,794**	**$ 6,434,648**

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Retirement 2010 Fund (the fund) is an open-end management investment company and is one of the portfolios established by the corporation. It commenced operations on September 30, 2002. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price funds will change and its asset mix will become more conservative over time. The fund is nondiversified for purposes of the 1940 Act, due to its limited number of investments; however, its investments in underlying Price funds are selected to provide exposure to a diversified portfolio of securities. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.

The fund has three classes of shares: the Retirement 2010 Fund original share class, referred to in this report as the Investor Class, offered since September 30, 2002; Retirement 2010 Fund–Advisor Class (Advisor Class), offered since October 31, 2003; and Retirement 2010 Fund–R Class (R Class), also offered since October 31, 2003. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations of the underlying Price funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the underlying Price funds.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Purchases and sales of the underlying Price funds are accounted for on the trade date. Gains and losses realized on sales of the underlying Price funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, generally are declared and paid by the fund annually.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Income distributions from the underlying Price funds and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute shares of the underlying Price funds rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed shares of the underlying Price funds on the date of redemption exceeds the cost of those shares; the fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended November 30, 2014, the fund realized $6,761,000 of net gain on $22,557,000 of in-kind redemptions.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in the underlying Price funds are valued at their closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. On November 30, 2014, all of the investments in underlying Price funds were classified as Level 1, based on the inputs used to determine their fair values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the six months ended November 30, 2014, aggregated $392,920,000 and $426,218,000, respectively.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At November 30, 2014, the cost of investments for federal income tax purposes was $5,486,325,000. Net unrealized gain aggregated $984,768,000 at period-end, of which $1,245,013,000 related to appreciated investments and $260,245,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative, transfer and dividend disbursing, accounting, marketing, and certain other services to the fund. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price funds.

The fund pays no management fees; however, Price Associates receives management fees from the underlying Price funds. The fund operates in accordance with the investment management and special servicing agreements between and among the corporation; the underlying Price funds; Price Associates; and T. Rowe Price Services, Inc., a wholly owned subsidiary of Price Associates. Pursuant to these agreements, expenses associated with the operation of the fund, other than class-specific Rule 12b-1 fees, are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the fund. Therefore, the expense ratio of each class reflects only its Rule 12b-1 fees. However, the fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The fund does not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price fund’s net assets. At November 30, 2014, the fund held less than 25% of the outstanding shares of any underlying Price fund.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date January 16, 2015